UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2010

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 4, 2010, Heckmann Corporation (NYSE: HEK) (the “Company”), through its wholly-owned subsidiary HEK Water Solutions, LLC (“HEK”), entered into a limited liability company agreement with ETC Water Solutions, LLC (“ETC”), a wholly-owned subsidiary of Energy Transfer Partners, L.P. (NYSE: ETP), that established a 50-50 joint venture, Energy Transfer Water Solutions JV, LLC (the “JV”), to develop solutions for the transportation and treatment of produced water, frac fluids and other types of discharged waters generated in the Marcellus Shale’s oil and natural gas fields throughout Pennsylvania, New York, West Virginia, Virginia, Kentucky, Tennessee, and Ohio, and in the Haynesville Shale in Louisiana and Texas (the “Agreement”). On February 9, 2010, the Company issued a press release announcing the JV’s design to exploit the parties’ combined expertise in developing pipeline infrastructure and corresponding treatment facilities.

Under separate but parallel operations and reimbursement agreements, HEK will operate all water processing and treatment facilities owned by the joint venture, and ETC will operate all pipeline facilities owned by the JV and used to transport produced water, frac fluids and other types of discharged waters to the water processing and treatment facilities operated by HEK.

The JV is managed by a board of directors comprised of an equal number of HEK and ETC representatives, and will be jointly funded unless HEK or ETC opt not to consent to a project, in which case, if the other party elects to proceed on a unilateral basis, it will be entitled to a pre-tax, unlevered internal rate of return of thirty percent (30%) on the capital contributions with respect to such project. All other distributions will be made on a 50-50 basis. Each of HEK and ETC has made an initial capital contribution to the JV.

The Agreement is subject to usual and customary transfer restrictions, and the obligations of HEK and ETC under both the Agreement and the respective operations and reimbursement agreements are guaranteed by the Company in the case of HEK, and Energy Transfer Partners, L.P., in the case of ETC, pursuant to guaranty agreements.

A copy of the Agreement, the operations and reimbursement agreements, and the guaranty agreements described above are attached hereto as exhibits and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.42†	Limited Liability Company Agreement of Energy Transfer Water Solutions JV, LLC by and between ETC Water Solutions, LLC and HEK Water Solutions, LLC, dated February 4, 2010.

10.43†	Operations and Reimbursement Agreement by and between HEK Water Solutions, LLC and Energy Transfer Water Solutions JV, LLC, dated February 4, 2010.

10.44†	Operations and Reimbursement Agreement by and between ETC Water Solutions, LLC and Energy Transfer Water Solutions JV, LLC, dated February 4, 2010.

10.45	Guaranty Agreement, by Energy Transfer Partners, LP in favor of HEK Water Solutions, LLC, dated February 4, 2010.

10.46	Guaranty Agreement, by Heckmann Corporation in favor of ETC Water Solutions, LLC, dated February 4, 2010.

99.1	Press release, dated February 9, 2010.

†	Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2010

HECKMANN CORPORATION

By:	/S/ DONALD G. EZZELL
Name:	Donald G. Ezzell
Title:	Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.42†	Limited Liability Company Agreement of Energy Transfer Water Solutions, LLC by and between ETC Water Solutions, LLC and HEK Water Solutions, LLC, dated February 4, 2010.

10.43†	Operations and Reimbursement Agreement by and between HEK Water Solutions, LLC and Energy Transfer Water Solutions, LLC, dated February 4, 2010.

10.44†	Operations and Reimbursement Agreement by and between ETC Water Solutions, LLC and Energy Transfer Water Solutions, LLC, dated February 4, 2010.

10.45	Guaranty Agreement, by Energy Transfer Partners, LP in favor of HEK Water Solutions, LLC, dated February 4, 2010.

10.46	Guaranty Agreement, by Heckmann Corporation in favor of ETC Water Solutions, LLC, dated February 4, 2010.

99.1	Press release, dated February 9, 2010.

†	Certain Confidential Information contained in this Exhibit was omitted by means of redacting a portion of the text and replacing it with an asterisk. This Exhibit has been filed separately with the Secretary of the Securities and Exchange Commission without the redaction pursuant to Confidential Treatment Request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.